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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): October 22, 2002






                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 333-86786               41-1955181
 (State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)            File Number)          Identification No.)

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           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (952) 857-7000

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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

        In connection with the expected sale of the Series GMACM Home Equity Loan-Backed Notes, Series 2002-HE4 (the "Notes"), the Registrant has been advised by Greenwich Capital Markets, Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the assets underlying the proposed offering of the Notes, which Collateral Term Sheet is being filed electronically as an exhibit to this report.

        The Collateral Term Sheet has been provided by the Underwriter. The information in the Collateral Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission. The Collateral Term Sheet was prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheet may be based on information that differs from the information set forth in the Prospectus Supplement.

        In addition, the actual characteristics and performance of the Mortgage Loans underlying the Notes may differ from the information provided in the Collateral Term Sheet, which was provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Notes. Any difference between the collateral information in the Collateral Term Sheet and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 7.  Financial Statements and Exhibits

        Information and Exhibits.
        ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1 Collateral Term Sheet




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:  /s/ Patricia C. Taylor
                                                 Patricia C. Taylor
                                                 Vice President


Dated:  October 24, 2002



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                                  Exhibit Index


Exhibit                                                        Page
-------                                                        ----
99.1           Collateral Term Sheet                              6



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